UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 19, 2021

AMERGENT HOSPITALITY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	84-4842958	000-56160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

7529 Red Oak Lane

Charlotte, NC 28226

(Address of principal executive office) (zip code)

(Former address of principal executive offices) (zip code)

(704) 366-5122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class

Common stock, $0.0001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2020, Amergent Hospitality Group, Inc., a Delaware corporation (“Amergent”) announced that Steve Hoelscher has been appointed as its Chief Financial Officer.

Mr. Hoelscher is a Certified Public Accountant and has 40 years of accounting and auditing experience. Prior to joining the Company, Mr. Hoelscher was and continues to be the Chief Financial Officer for Mastodon Ventures, Inc., a strategic restaurant advisory firm in Austin, Texas since June 2000. Mr. Hoelscher oversaw investments in a number of companies owning a variety of restaurant assets including over 100 KFC restaurants, and various other fast casual, casual, fine dining, franchisee and franchisor concepts. Mr. Hoelscher previously occupied the roles Chief Financial Officer and Chief Accounting Officer at two public companies, serving as Chief Financial Officer and a member of the Board of Directors of Anpath Group Inc., from 2006 to 2015, and as Chief Financial Officer on part-time basis for Enxnet Inc., from 2004 to 2019. Mr. Hoelscher also served as controller and Chief Accounting Officer for Aperian from 1996 to 2000.

Mr. Hoelscher serves on several board of directors for non-profit organizations. He received a Bachelor of Business Administration Degree from West Texas A&M University.

As compensation for his services Mr. Hoelscher will receive (i) annual base salary of $120,000; (ii) target annual bonus to be determined; and (iii) customary employee benefits, including equity compensation, and fringe benefits on the same basis as other senior executives of Amergent. Amergent will also entered into an indemnification agreement with Mr. Hoelscher, in the form offered to its other senior executives.

Mr. Hoelscher has not had, and does not currently have, any direct or indirect material interest in any transaction, since the beginning of Amergent’s last fiscal year, or any currently proposed transaction, in which Amergent was or is to be a participant and the amount involved exceeds $120,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2021

Amergent Hospitality Group, Inc.

By:	/s/ Michael D. Pruitt
Michael D. Pruitt
Chief Executive Officer